SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the registrant   |X|
Filed by a party other than the registrant  | |
Check  the  appropriate  box:
| |   Preliminary proxy statement.         | |  Confidential for use of
                                                The commission only (as
                                                permitted by Rule 14a-6 (e)(2)).
|X|   Definitive proxy  statement.
| |   Definitive additional materials.
| |   Soliciting material pursuant to Rule 14a-12.

                              Endovasc Ltd., Inc.
                (Name of Registrant as Specified in Its Charter)
                            ________________________
    (Name of Person(S) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee: (check the appropriate box):
|X|     No  fee  required.
| |     Fee computed on table below per Exchange Act Rule 14a-6(i)(1) and 0-11.
(1)     Title of each class of securities to which transaction applies: ___
(2)     Aggregate number of securities to which transaction applies:  ___
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ___
(4)     Proposed maximum aggregate value of transaction:  ___
(5)     Total fee paid:  ___
| |     Fee paid previously with preliminary materials:  ___
| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1(a)(2) and identify the filing for which the offsetting fee was paid previously, identify the previous filing by registration statement number, or the form or schedule and the date its filing.
(1)     Amount Previously Paid:  ___
(2)     Form, Schedule or Registration Statement No.:  ___
(3)     Filing Party:  ___
(4)     Date Filed:  ___

                              ENDOVASC LTD., INC.
                          15001 WALDEN ROAD, SUITE 108
                            MONTGOMERY, TEXAS 77356

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON NOVEMBER 18, 2002

The Annual Meeting of Stockholders (the "Annual Meeting") of Endovasc Ltd., Inc., (the "Company") will be held at Del Lago Hotel, 600 Del Lago Blvd., Montgomery, Texas 77356, on November 18, 2002 at 2:00 PM (CST) for the following purposes:

(1)  To elect three (3) directors.

(2) To ratify the selection of Ham, Langston and Brezina, L.L.P. as the Company's independent auditor for the fiscal year ending June 30, 2003.

(3) To act upon such other business as may properly come before the Annual Meeting.

     Only holders of common stock of record at the close of business on October 15, 2002 will be entitled to vote at the Annual Meeting or any adjournment thereof.

     You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please sign, date and return your proxy to us promptly. Your cooperation in signing and returning the proxy will help avoid further solicitation expense.

                                             BY ORDER OF THE BOARD OF DIRECTORS

                                             /S/    GARY R BALL
                                                    DIRECTOR AND SECRETARY

                                                    OCTOBER 18, 2002
                                                    MONTGOMERY, TEXAS


================================================================================
                                    IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAYWITHDRAW YOU PROXY AND VOTE IN PERSON.

                          THANK YOU FOR ACTING PROMPTLY

================================================================================

ENDOVASC LTD., INC.
                          15001 WALDEN ROAD, SUITE 108
                            MONTGOMERY, TEXAS 77356

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON NOVEMBER 18, 2002

     This proxy statement (the "Proxy Statement") is being furnished to stockholders (the Stockholders") in connection with the solicitation of proxies by the Board of Directors of Endovasc Ltd., Inc., a Delaware corporation (the "Company") for their use at the Annual Meeting (the "Annual Meeting") of Stockholders of the Company to be held at Del Lago Hotel, 600 Del Lago Blvd., Montgomery, Texas 77356, on November 18, 2002 at 2:00 PM (CST), and at any adjournments thereof, for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice"). This Proxy Statement and the accompanying form of proxy (the "Proxy") are first being mailed to Stockholders on or about October 18, 2002. The cost of solicitation of proxies is being borne by the Company.

     The close of business on October 15, 2002 has been fixed as the record date for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. As of record date, there were approximately 34,000,000 shares of the Company's common stock, par value $0.001 per share (the "Common Stock"), issued and outstanding. The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock on the record date is necessary to constitute a quorum at the Annual Meeting. Each share is entitled to one vote on all issues requiring a Stockholder vote at the Annual Meeting. Each nominee for Director named in Proposal Number 1 must receive a majority of the votes cast in person or by proxy in order to be elected. Stockholders may not cumulate their votes for the election of Directors. The affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting is required for the ratification of Number 2 set forth in the accompanying Notice.

     All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Annual Meeting in accordance with the directions on the proxies. If no direction is indicated, the shares will be voted (I) FOR THE ELECTION OF THE NOMINEES NAMED HEREIN, AND (II) FOR THE RATIFICATION OF HAM, LANGSTON AND BREZINA, L.L.P. AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING JUNE 30, 2003. The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.

     The enclosed Proxy, even though executed and returned, may be revoked at any time prior to the voting of the Proxy (a) by execution and submission of a revised proxy, (b) by written notice to the Secretary of the Company, or (c) by voting in person at the Annual Meeting.

--------------------------------------------------------------------------------

              (1) TO ELECT THREE (3) DIRECTORS FOR THE ENSUING YEAR

--------------------------------------------------------------------------------

NOMINEES FOR DIRECTORS

     The persons named in the enclosed Proxy have been selected by the Board of Directors to serve as proxies (the "Proxies") and will vote the shares represented by valid proxies at the Annual Meeting of Stockholders and adjournments thereof. They have indicated that, unless otherwise specified in the Proxy, they intend to elect as Directors the nominees listed below. Each duly elected Director will hold office until his successor shall have been elected and qualified.

     Unless otherwise instructed or unless authority to vote is withheld, the enclosed Proxy will be voted for the election of the nominees listed below. Although the Board of Directors of the Company does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed Proxy will vote for the election of such other person(s) as may be nominated by the Board of Directors.

     The Board of Directors unanimously recommends a vote FOR the election of each of the nominees listed below. All of the nominees are presently our directors.

     Dr. David P. Summers, age 62, serves as our Chief Executive Officer and Chairman. Dr. Summers has served in this capacity on a full-time basis since our inception and is primarily responsible for our operations as a whole. Prior to working with Endovasc, Dr. Summers founded American BioMed, Inc. and served as its President and Chief Executive Officer from 1984 to 1995. Dr. Summers is a Fellow in the American College of Angiology, a Fellow in the International Society for endovascular Surgery, as well as the inventor of several medical devices used to treat cardiovascular diseases. He is the author of 25 issued patents and has 8 patents pending. Prior to founding American BioMed, Dr. Summers assisted with the management of several corporations, including C.R. Bard, Inc., a manufacture and distributor of cardiovascular medical products, Karl Stortz Endoscopy, an endoscopic instrument company, and Pall Corporation, a manufacturer and distributor of blood filtration products. Dr. Summers holds an M.B.A. degree from Pepperdine University as well as a Ph.D. in International Economics from Kennedy-Western University. He is also a member of the New York Academy of Sciences, the American Association of Advancement of Science, the Houston Inventors Association, the European Vascular Society and the Society of Plastic Engineers. Dr. Summers is the father-in-law of Gary Ball.

     M. Dwight Cantrell, age 56, serves as our Chief Financial Officer, Treasurer and Director. Mr. Cantrell has maintained, and continues to maintain, a public accounting practice in the state of Texas since 1976. Mr. Cantrell is a public accountant. He has an extensive background in the banking and venture capital markets and a member of the Association of Biotech Financial Officers. He has served as CFO since 1997.

     Gary R. Ball, age 42, serves as our Secretary, Director and is one of our co-founders. Prior to co-founding us in July 1996, Mr. Ball served as a mechanical engineer with American BioMed, Inc., from 1991 to 1996. Mr. Ball is a co-inventor of two U.S. patents and is experienced in prototype design, research, and development, as well as reliability testing and patent research and filing. Mr. Ball is the son-in-law of Dr. Summers.

     Our Directors are elected annually and hold office until the next annual meeting of our stockholders or until their successors are elected and qualified. Officers are elected annually and serve at the discretion of the Board of Directors. Other than noted above, there is no family relationship between or among any of our directors and executive officers. Our Board of Directors consists of three persons.

     Non-employee Directors receive no salary for their services and receive no fee from the Company for their participation in meetings, although all Directors are reimbursed for reasonable travel and other out-of-pocket expenses incurred in attending meetings of the Board.

OUR DIRECTORS AND OFFICERS

Name                Age     Title
----                ---     -----

David P. Summers     63     Chief Executive Officer
                            and Chairman (1996 to present)

Diane Dottavio       50     Director of Research and Development
                            (since March 2000 to present)

M. Dwight Cantrell   56     Chief Financial Officer, Treasurer and Director
                            (January 1997 to present)

Gary R. Ball         42     Secretary and Director (July 1996 to present)

     Diane Dottavio, age 50, serves as our Director of Research and Development. Prior to joining us in March of this year, Ms. Dottavio served as Senior Scientist with Leukosite, Inc., from 1994 to 1996, and as Director of Laboratory Instruction and Research at the University of Houston, from 1997 to this year. Ms. Dottavio holds a B.S. in Biology and a M.S. in Organic Chemistry from the University of New Mexico, as well as a Ph.D. in Biochemistry from the University of Texas.

     RELATED TRANSACTIONS

     As of the June 30, 2002, we have not entered into a transaction during the past two years with a value in excess of $60,000 with a Director, officer, or beneficial owner of 5% or more of our capital stock, or members of their immediate families that had, or is to have, a direct or indirect material interest in us, except as follows:

     During the fiscal year ended June 30, 1998, we also entered into an agreement with M. Dwight Cantrell under the terms of which he was compensated for past services as our Director. Under the terms of this agreement, Mr. Cantrell was granted an option to purchase 100,000 shares of our common stock at a purchase price of $0.25 per share for a term of three years. This option was exercised during the fiscal year ended June 30, 2002.

     During the fiscal year ending June 30, 1998, we entered into a stock option agreement with Dr. David P. Summers. Under this agreement, Dr. Summers was granted an option to purchase up to 1,000,000 shares of our common stock at a purchase price of $0.25 per share exercisable for a period of three years. This option was exercised during the fiscal year ending June 30, 2001.

     During the year ended June 30, 2002, certain officers of the Company transferred 3,100,000 shares of their common stock back to the Company in the form of a note payable to stockholders to provide the Company enough common shares to meet its preferred stock conversion requirements. Subsequently and due to the decrease in the market price per share of the Company's common stock, 6,850,000 shares of common stock were issued to these stockholders as repayment of these notes payable to the stockholders. All transactions were recorded by the Company based on the fair market value of the stock, which resulted in no effect to the statement of operations.

     During the year ended June 30, 2002, Dr. Summers advanced an additional $324,000 to the Company in the form of a note payable to stockholder and received 5,800,000 shares of common stock as repayment of $365,000 of this note payable to stockholder. The balance of this note of $58,000 as of June 30, 2002 is due on demand, non-interest bearing and is not collateralized.

     As of June 30, 2002, certain officers and directors of the Company exchanged 17,779,083 shares of their common stock for 1,777,908 shares of Series B convertible preferred stock, which included preferential voting rights of 500 times those attributable to common stockholders. The right to convert common stock to Series B convertible preferred stock was offered only to certain common stockholders, including officers and directors of the Company. Such stockholders, officers and directors, who were selectively and preferentially offered Series B convertible preferred stock, avoided a 97.5% dilution of their position as common stockholders that all other common stockholders experienced. Effective July 9, 2002, upon reincorporation of the Company in the state of Delaware, and subsequent to the 40 to 1 reverse split of common stock, the officers' and directors' Series B preferred stock was automatically converted back to 17,779,083 shares of the Company's common stock.

     The Company believes that all transactions between the Company and its officers, directors and employees described above are on terms no less favorable to the Company than could have been obtained from unaffiliated parties under similar circumstances other than certain advances received from Dr. David Summers which are non-interest bearing.

Other than as set forth above, we know of no other transactions that couldresult in a change of control of us.

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND ITS COMMITTEES

     We have no compensation committee and no nominating committee. Decisions concerning executive officer compensation for 2002 were made by the full Board of Directors. David P. Summers, M. Dwight Cantrell and Gary R. Ball are the only directors of the Company who are also officers of the Company. We no Audit Committee. The Board of Directors held 11 meetings during the fiscal year
ended June 30, 2002.  All of our Directors attended at least   75% of our Board
meetings. There is no family relationship between or among any of the directors and executive officers of the Company.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     The Company believes all persons so required, have complied with Section 16(a) of the Securities Exchange Act of 1934 with respect to the fiscal year 2002.

EXECUTIVE COMPENSATION

     The following table sets forth certain summary information with respect to the compensation paid to the executive officers for services rendered to us, in all capacities, for the fiscal years ended June 30, 2001, 2000, 1999, 1998, and 1997. Other than as listed below, we had no executive officers whose total annual salary and bonus exceeded $100,000 for that fiscal year:

                       Summary Compensation Table

                                           Long Term Compensation
                         Annual Compensation          Awards              Payouts

                                            Other             Securities
                                            Annual  Restricted  Under-               Other
Name and                                    Compen-   Stock     Lying      LTIP     Compen-
Principal                  Salary   Bonus   sation   Awards   Options/   Payouts    sation
Position           Year     ($)      ($)      ($)      ($)     SARs(#)     ($)        ($)
David P. Summers    2002   78,712        -        -          -         -     -         -
CEO and Director    2001   75,097        -        -          -   200,000  $ 0.40
                    2000   66,500        -        -          -         -     -         -

Dr. Summers exercised no options during fiscal year ending June 2002 During this same period Dr. Summers Owned no options, other than those noted in the table above.

Employment and Other Agreements

     We have entered into an employment agreement with Dr. David Summers. We entered into a three-year employment contract with Dr. Summers in 1996, providing for annual compensation of $150,000 in cash and equity interests. The original term of this contract has expired, but the term has been renewed annually for a one-year period in June of each year since its original expiration.

Stock Option Plans

     In May 2002, the Company adopted the 2002 Directors, Officers and Consultants Stock Option, Stock Warrant and Stock Award Plan (the "Plan"). The purpose of the Plan is to maintain the ability of Endovasc Ltd., Inc. to attract and retain highly qualified and experienced directors, employees and consultants and to give such directors, employees and consultants a continued proprietary interest in the success of the Company. In addition, the Plan is intended to encourage ownership of common stock of the Company by the directors, employees and consultants of the Company and to provide increased incentive for such persons to render services and to exert maximum effort for the success of the Company's business. Subject to adjustment so that the total number of shares issuable under the Plan will equal 15% of the total number of issued and outstanding common stock of the Company, the aggregate number of shares of common stock that may be optioned, subject to conversion or issued under the Plan is 18,750,000 which has not been adjusted for the 40 to 1 reverse split of the Company's common stock.

     The maximum term of options granted under this Plan is ten years. The aggregate fair market value of the stock with respect to which incentive stock options are first exercisable in any calendar year may not exceed $1,000,000. The exercise price of incentive stock options must be equal or greater than the fair market value of common stock on the date of grant. The exercise price of incentive stock options granted to any person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock must be at least 110% of the fair market value of such stock on the date of grant, and the term of these options cannot exceed five years.

     Non-qualified stock options or warrants, restricted common stock and/or convertible preferred stock may be granted under the Plan. The terms of these issuances are determined based on the sole discretion of the Company's Compensation Committee.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


     The following table sets forth certain information as of October 15, 2002 with respect to the number of shares of each class of voting stock beneficially owned by (i) those persons known to the Company to be the owners of more than five percent of any such class of voting stock of the Company, (ii) each director of the Company and (iii) all directors and executive officers of the Company as a group. Unless otherwise indicated, each of the listed persons has sole voting and investment power with respect to the shares beneficially owned by such shareholder.

     Common Stock

Name and Address             Amount of Class of        Percent of
                             Common Stock              Class Owned
                             Benefically Owned
                             (2) (3)

David P. Summers             10,985,000                33.44%
Diane Dottavio                  694,120                 2.11%
M. Dwight Cantrell            3,431,880                10.45%
Gary R. Ball                  1,388,000                 4.23%



All Directors and Executive
Officers as a Group          16,499,670                50.23%

(1) Except as otherwise noted, the address of the beneficial owners described in this table shall be c/o Endovasc Ltd., Inc., 15001 Walden Road, Suite 108, Montgomery, Texas 77356.

(2) The securities "beneficially owned" by a person are determined in accordance with the definition of "beneficial ownership" set forth in the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended, and accordingly, may include securities owned by and for, among others, the spouse and/or minor children of an individual and any other relative who has the same home as such individual, as well as other securities as to which the individual has or shares voting or investment power or which such person has the right to acquire within 60 days after the Record Date pursuant to the conversion of convertible equity, exercise of options, or otherwise. Beneficial ownership may be disclaimed as to certain of the securities.

--------------------------------------------------------------------------------
      (2) TO RATIFY THE SELECTION OF HAM, LANGSTON AND BREZINA, L.L.P. THE
                        COMPANY'S INDEPENDENT AUDITOR FOR
                      THE FISCAL YEAR ENDING JUNE 30, 2003
--------------------------------------------------------------------------------


     The Board of Directors has selected Ham, Langston and Brezina, L.L.P. as the Company's independent auditor for the current fiscal year. Although not required by law or otherwise, the selection is being submitted to the Stockholders of the Company as a matter of corporate policy for their approval. The Board of Directors wishes to obtain from the Stockholders a ratification of their action in appointing their existing certified public accountant, Ham, Langston and Brezina, L.L.P., independent auditor of the Company for the fiscal year ending June 30, 2003. Such ratification requires the affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting.

     In the event the appointment of Ham, Langston and Brezina, L.L.P. as independent auditor is not ratified by the Stockholders, the adverse vote will be considered as a direction to the Board of Directors to select other independent auditors for the fiscal year ending June 30, 2003. A representative of Ham, Langston and Brezina, L.L.P. is expected to be present at the Annual Meeting with the opportunity to make a statement if he so desires and to respond to appropriate questions. The Board of Directors unanimously recommends a vote FOR the ratification of Ham, Langston and Brezina, L.L.P. as independent auditor for fiscal year ending June 30, 2003.

AUDIT FEES

     Ham, Langston and Brezina, L.L.P. billed us in the aggregate amount of $33,000 for professional services rendered for their audit of our annual financial statements and their reviews of the financial statements included in our Forms 10-QSB for fiscal 2002. We were not billed for professional services from any other accounting firm for audits or reviews done in fiscal 2002.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

In fiscal 2002, Ham, Langston and Brezina, L.L.P. did not bill us for, nor perform, any financial information systems design or implementation. In fiscal 2002, we were not billed for professional services from any other accounting firm for information systems design or implementation.

ALL OTHER FEES

     We were not billed for any other professional services by any other accounting firm in fiscal 2002.

     AUDITOR INDEPENDENCE

     Our Audit Committee considers that the work done for us in fiscal 2002 by Ham, Langston and Brezina, L.L.P. is compatible with maintaining Ham, Langston and Brezina, L.L.P.'s independence.

AUDITOR'S TIME ON TASK

     At least 50% of the work expended by Ham, Langston and Brezina, L.L.P. on our fiscal 2002 audit was attributed to work performed by Ham, Langston and Brezina, L.L.P.'s full-time, permanent employees.

--------------------------------------------------------------------------------
                                (3) OTHER MATTERS
--------------------------------------------------------------------------------


     The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.

                        FUTURE PROPOSALS OF STOCKHOLDERS

     The deadline for stockholders to submit proposals to be considered for inclusion in the Proxy Statement for the 2003 Annual Meeting of Stockholders is March 31, 2003.


                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /S/     GARY R. BALL
                                                DIRECTOR AND SECRETARY

                                                OCTOBER 18, 2002
                                                MONTGOMERY, TEXAS

                                      PROXY
                              ENDOVASC LTD., INC.
   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL
                            MEETING OF STOCKHOLDERS
                        TO BE HELD ON NOVEMBER 18, 2002.

     The undersigned hereby appoints David P. Summers and M. Dwight Cantrell, and each of them as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, to represent and to vote all shares of Common Stock of Endovasc Ltd., Inc. held of record by the undersigned on October 15, 2002, at the Annual Meeting of Stockholders to be held on November 18, 2002 at 2:00 PM (CST) at the Del Lago Conference Center, 600 Del Lago Blvd., Montgomery, Texas 77356, and at any adjournments thereof. Any and all proxies heretofore given are hereby revoked.

      WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN NUMBER 1 AND FOR THE RATIFICATION IN NUMBER 2.

1.   ELECTION OF DIRECTORS OF THE COMPANY. (INSTRUCTION: TO
     WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
     STRIKE A LINE THROUGH, OR OTHERWISE STRIKE, THAT NOMINEE'S
     NAME IN THE LIST BELOW.)

     [ ]   FOR ALL NOMINEES LISTED          [ ]   WITHHOLD AUTHORITY TO
           BELOW EXCEPT AS MARKED                 VOTE FOR ALL NOMINEES
           TO THE CONTRARY.                              BELOW.

           DAVID P. SUMMERS                        M. DWIGHT CANTRELL
                                  GARY R. BALL

2.   PROPOSAL TO RATIFY THE SELECTION OF HAM, LANGSTON AND
     BREZINA, L.L.P. AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING JUNE 30, 2003.

     [ ]     FOR               [ ]     AGAINST          [ ] ABSTAIN


3.   IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE
     UPON SUCH OTHER BUSINESS THAT MAY PROPERLY COME
     BEFORE THE ANNUAL MEETING.

     [ ]     FOR               [ ]     AGAINST          [ ] ABSTAIN

     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                       NUMBER OF SHARES OWNED
                                             ------------

                                            IF HELD JOINTLY:
SIGNATURE                                   SIGNATURE
         --------------------------                  --------------------------
(TYPED                                      (TYPED
OR PRINTED                                  OR PRINTED
NAME)                                       NAME)
    -------------------------------             -------------------------------

DATED:                                      DATED:
      -----------------------------               -----------------------------


THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED AT THE MEETING. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.